UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2011

THE PANTRY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25813	56-1574463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Gregson Drive Cary, North Carolina	27511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 774-6700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Executive Officer

On September 14, 2011, the Board of Directors of The Pantry, Inc. (the “Company”) appointed Edwin J. Holman interim Chief Executive Officer, effective October 5, 2011, the date of resignation for the current Chief Executive Officer, Terrance M. Marks.  While Mr. Holman serves as interim Chief Executive Officer, he will continue to serve as a member and chairman of the Company’s Board.  The Board also appointed Wilfred A. Finnegan to serve as independent lead director of the Board while Mr. Holman serves as the interim Chief Executive Officer.

Mr. Holman, age 64, has served on the Company’s Board since October 2005 and as chairman of the Board since September 2009.  From March 2010 to the present, Mr. Holman has served as the non-executive Chairman of RGIS International, which provides retail inventory solutions.  Previously,  Mr. Holman served as Chairman and CEO (2004-August 31, 2009) of Macy’s Central, a division of Macy’s Inc. that operates 217 department stores in the Midwest and Southern United States. He also served as President and CEO of Galyan’s Trading Company, a public company (2003-2004).  Previously, Mr. Holman was the President and COO of Bloomingdale’s (2000-2003), a division of Federated Department Stores Inc.; President and COO of Rich’s/Lazarus/Goldsmiths divisions, a division of Federated Department Stores, Inc. (1999-2000); Chairman and CEO of Petrie Retail, Inc. (1996-1999); President and COO of Woodward & Lothrop (1994-1996); Vice Chairman and COO of The Carter Hawley Hale Stores; and a senior operating executive of The Neiman Marcus Group.   In addition, Mr. Holman has also served as an independent director on the boards of Office Max (2003) and Circle International (1994-2000), both public companies.  As of January 18, 2010, Mr. Holman also serves on the Board of Directors of La-Z-Boy, a public company.

While acting as interim Chief Executive Officer, Mr. Holman will receive an annualized base salary of $700,000, payable in accordance with the Company’s payroll practices, and a restricted stock grant on October 5, 2011 with a fair market value on the grant date of $100,000.  The restricted stock will fully vest on October 5, 2012, provided Mr. Holman continues to serve as either an employee or director of the Company.  While he serves as the interim Chief Executive Officer, Mr. Holman will not be eligible to participate in the Company’s independent director compensation program, annual incentive plan for employees or long-term incentive plan for employees.  The foregoing summary description of the compensation arrangements with Mr. Holman contained herein does not purport to be complete and is qualified in its entirety by reference to a letter agreement between the Company and Mr. Holman regarding these matters, which is attached hereto as Exhibit 10.1 and incorporated by reference.

Award of Retention Bonuses

Given the transition in executive leadership of the Company, on September 13, 2011, the Compensation and Organization of the Company’s Board approved the award of retention bonuses to the Company’s senior vice presidents.  On October 5, 2011, each of the senior vice presidents will receive a restricted stock award with a fair market value on the grant date as set forth opposite their name in the table below.

Name	Title	Fair Market Value of Grant
Keith S. Bell	Senior Vice President, Fuels	$300,000
Mark R. Bierley	Senior Vice President and Chief Financial Officer	$450,000
Thomas D. Carney	Senior Vice President, General Counsel and Secretary	$300,000
John J. Fisher	Senior Vice President, Marketing	$300,000
Paul M. Lemerise	Senior Vice President and Chief Information Officer	$300,000
Keith A. Oreson	Senior Vice President, Human Resources	$300,000

The restricted stock awards shall vest in full on the second anniversary of the grant date.  During the first twelve month period following the date of grant, fifty percent (50%) of the restricted stock shall immediately vest if a Senior Vice President’s employment is terminated without Cause or in the event of the Senior Vice President’s death or Disability (all capitalized terms as defined in the Company’s 2007 Omnibus Plan) (each an “Acceleration Event”).  If an Acceleration Event occurs during the second twelve month period following the date of grant, a portion of the restricted stock award shall immediately vest pro-rated by dividing the full number of shares of the restricted stock award by the number of full months of service since October 5, 2011.  In addition, one hundred percent (100%) of the restricted stock will immediately vest if there is a Change of Control (as defined in the Company’s 2007 Omnibus Plan) at any time during the vesting period and either the Senior Vice President is terminated without Cause within twelve months of such Change of Control or the successor entity does not assume or replace the restricted stock grant.

Form of Indemnification Agreement

On September 14, 2011, the Company’s Board approved a form on Indemnification Agreement (the “Agreement”) that the Company will enter into with each employee who currently or in the future holds the position of chief executive officer, senior vice president or controller.  Pursuant to the Agreement, the Company will be obligated, subject to certain exceptions, to indemnify each executive officer to the fullest extent authorized or permitted by applicable law, including the right to have the Company advance and pay the expenses of the executive officer (including attorneys' fees) incurred in defending any proceeding in advance of its final disposition.

The exceptions to indemnification under the Agreement relate primarily to proceedings: (i) initiated by the executive officer (ii) seeking enforcement of the clawback provisions of Dodd-Frank Wall Street Reform and Consumer Protection Act or any policy of the Company adopted pursuant to such provisions; (iii) under Section 16 of the Securities Exchange Act of 1934 for an accounting of profits made from the purchase and sale of securities of the Company; or (iv) initiated by the Company against executive officer for any violation or alleged violation of any non-competition or non-solicitation agreement or any misappropriation or alleged misappropriation of any trade secrets or other proprietary rights of the Company.

The foregoing summary description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Letter Agreement between the Company and Edwin J. Holman, dated September 14, 2011
10.2	Form of Indemnification Agreement (CEO, SVPs and Controller)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PANTRY, INC.

	By:	/s/ Mark R. Bierley
Mark R. Bierley Senior Vice President and Chief Financial Officer

Date: September 19, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Letter Agreement between the Company and Edwin J. Holman, dated September 14, 2011
10.2	Form of Indemnification Agreement (CEO, SVPs and Controller)